Fees Summary	Oct. 21, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	14,858.02
Total Transaction Valuation	97,047,788.19
Total Offset Amount	0.00
Net Fee	$ 14,858.02